EXHIBIT 10.1

AMENDMENT #2 TO SETTLEMENT AGREEMENT

Amendment dated as of March 15, 2008 to Settlement Agreement dated July 12, 2007 (the “Agreement”) between American Factors Group LLC (“AFG”), AmeriResource Technologies, Inc. (“ARRT”), and Delmar Janovec (“Janovec”).

1.	The date on which the $222,000 owing by ARRT and Janovec pursuant to the Agreement is hereby extended to December 31, 2008;

2.	AFG waives all prior defaults by ARRT and Janovec of their obligations under the Agreement;

3.
The parties acknowledge that the debt and the note evidencing it have been assigned by Nancy Hood Robins to Payroll Funding Company, LLC.  Payment of the debt is to be made to the assignee in good funds wired  to the following account:

PAYROLL FUNDING COMPANY, LLC
3440 EAST RUSSELL ROAD
LAS VEGAS NEVADA   89120
BANK WEST OF NEVADA

4.	As amended herein, the Agreement shall remain in full and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment on the dates set forth below.

AMERIRESOURCE TECHNOLOGIES, INC.
By:	/s/ Delmar Janovec	Date:	March 15, 2008
Delmar Janovec, President

DELMAR JANOVEC
By:	/s/ Delmar Janovec	Date:	March 15, 2008
Delmar Janovec, a Nevada resident

AMERICAN FACTORS GROUP, LLC
By:	/s/ William Robins	Date:	March 15, 2008
William R. Robins, President